UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2017

__________________________________________

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200, Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

_______________________N/A________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 28, 2017, Westmoreland Coal Company (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year 2016 ended December 31, 2016. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On March 28, 2017, beginning at 4:30 p.m. Eastern Time, the Company hosted a conference call with investors to discuss the Company's financial and operating results for the fourth quarter and fiscal year ended December 31, 2016. The conference call was made available to the public via dial-in and webcast. In connection with the earnings conference call, the Company published an investor presentation that included the slides furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein. The slides contained in Exhibit 99.2 are also posted on the Company's website at www.westmoreland.com.

The information in this Item 2.02 of the Current Report on Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Appointment of Chief Financial Officer

On March 6, 2017, the Company appointed Gary A. Kohn, 51, as its Chief Financial Officer. Mr. Kohn had previously served as Interim Chief Financial Officer since November 2016. Mr. Kohn joined the Company as Vice President, Investor Relations in April 2016. Mr. Kohn has held leadership positions in the fields of investor relations, treasury, and financial planning and analysis with several public companies including First Data, Western Union, including most recently, from 2011-2014 at Intrepid Potash and 2008-2011 at Ciber. Mr. Kohn began his career as a certified public accountant with a focus on audit and taxation. He earned his Bachelor of Science degree in Accounting from the University of Northern Colorado in 1988. There are no agreements, arrangements, relationships or transactions between the Company and Mr. Kohn required to be disclosed under Items 401 or 404(a) of Regulation S-K. A copy of the press release announcing Mr. Kohn's appointment is attached hereto as Exhibit 99.3.

Mr. Kohn will receive salary and benefits, and is eligible to participate in the Company’s Long-Term Incentive Program (“LTIP”) and its Annual Incentive Program (“AIP”), each of which is described in further detail in the Company’s most recent Definitive Proxy Statement filed on April 4, 2016. The Company’s Compensation and Benefits Committee also determined certain aspects of Mr. Kohn’s compensation package. Mr. Kohn will be awarded restricted stock units with a value equal to 80% of his base salary under the LTIP, 50% of which are time-vested restricted stock units vesting each year on April 1st, and 50% of which are performance-based restricted stock units which vest every three years, depending on the achievement of certain pre-established performance goals. Mr. Kohn is also eligible to participate in the Company’s AIP at 60% of his base salary, under which his financial performance payout will be determined based on the Company’s actual versus budgeted consolidated free cash flow metric in accordance with the AIP.

In connection with his promotion, Mr. Kohn also entered into a change in control severance agreement (the “Agreement”) with the Company that includes a double trigger change in control mechanism. Upon termination after a Change in Control (as defined in the Agreement), Mr. Kohn is entitled to payment of two times his base salary and his target bonus under the AIP, as well as an immediate vesting of all equity awards granted but not yet vested. The Agreement has a two-year term that is automatically renewed for additional one-year terms if not terminated within nine months of the initial term expiration date. The Agreement also includes customary confidentiality and non-disparagement terms, as well as a one-year non-compete clause.

The above description of the Agreement is qualified in its entirety by reference to the terms of the Agreement, which is attached as Exhibit 10.44 to our Annual Report on Form 10-K filed on March 28, 2017, and is incorporated herein by reference.

The Company elected to delay the filing of this required disclosure under Item 5.02 on Form 8-K until the public announcement of Mr. Kohn’s hiring in the Company’s press release attached hereto as Exhibit 99.3, which announcement was made on the date of this filing, in reliance on the instruction provided under Item 5.02(c) of Form 8-K.

Item 7.01. Regulation FD Disclosure

On March 28, 2017, the Company published a press release related to an amendment to the joint venture arrangement between Prairie Mines & Royalty ULC, a Canadian subsidiary of the Company, and Capital Power, a copy of which is furnished as Exhibit 99.4 to this Current Report on Form 8-K. The press release contained in Exhibit 99.4 is also posted on the Company's website at www.westmoreland.com.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.4) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

     (d)     Exhibits

Exhibit No.	Description

99.1	Press Release dated March 28, 2017
99.2	Investor Presentation dated March 28, 2017
99.3	Press Release announcing Mr. Kohn's appointment as Chief Financial Officer, dated March 28, 2017
99.4	Press Release announcing Capital Power transaction, dated March 28, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: March 28, 2017	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Chief Legal Officer, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 28, 2017
99.2	Investor Presentation dated March 28, 2017
99.3	Press Release announcing Mr. Kohn's appointment as Chief Financial Officer, dated March 28, 2017
99.4	Press Release announcing Capital Power transaction, dated March 28, 2017